UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2008

Calypte Biomedical Corporation
(Exact name of Company as specified in its charter)

Delaware	000-20985	06-1226727
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification) of Incorporation)

16290 S.W. Upper Boones Ferry Road, Portland, Oregon	97224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 726-2227

N/A

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 2, 2008, Jerrold D. Dotson resigned from his positions as Vice President-Finance and Administration (principal financial and accounting officer) and Secretary of Calypte Biomedical Corporation (the “Company”) to pursue other opportunities. Mr. Dotson will remain with the Company as a consultant until such time as the Company appoints a permanent Chief Financial Officer. In the interim, Donald N. Taylor, the Company’s President and Chief Executive Officer, will serve as interim Chief Financial Officer. There were no disagreements between the Company and Mr. Dotson.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008

Calypte Biomedical Corporation

	By:	/s/ Donald N. Taylor
Donald N. Taylor President and Chief Executive Officer